FIST2-SA1 08/26

FRANKLIN INVESTORS SECURITIES TRUST
SUPPLEMENT DATED AUGUST 21, 2026
TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED MARCH 1, 2026, OF
FRANKLIN LOW DURATION TOTAL RETURN FUND (THE “FUND”)

The following replaces the section titled “Management and Other Services – Portfolio managers – Ownership of Fund shares” in the Fund’s SAI:

Ownership of Fund shares. The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by the portfolio managers (such amounts may change from time to time) as of October 31, 2025:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Andrew Bryant*	None
Tina Chou	None
Sameer Kackar	$10,001–$50,000
Patrick Klein	None
Michael V. Salm	None

*Information is provided as of March 31, 2026

Please retain this supplement for future reference.